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                               UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                        ------------------------------

                                  FORM 8-K

                               CURRENT REPORT

                              OCTOBER 27, 1999

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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                          CELLNET DATA SYSTEMS, INC.

             (Exact name of registrant as specified in its charter)

           DELAWARE                 COMMISSION FILE NUMBER:                    94-2951096
  (State or other jurisdiction of                                           (I.R.S. Employer
    incorporation or organization)         000-21409                      Identification Number)

                             125 SHOREWAY ROAD
                        SAN CARLOS, CALIFORNIA 94070
          (Address of principal executive offices, including zip code)

                               (650) 508-6000
             (Registrant's Telephone Number, Including Area Code)
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ITEM 5.    OTHER EVENTS.

           CellNet Data Systems, Inc. issued the following press release today.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)   Exhibits.

           99.1  Press Release dated October 27, 1999.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Cellnet Data Systems, Inc.
                                    (Registrant)

                                    David L. Perry
                                    Vice President and Secretary
                                    Date: October 27, 1999